                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation                           CASE NO. 02-50441

                                                        CHAPTER 11

                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Feb-03                                     PETITION DATE: 01/24/02

1.    Debtor in possession (or trustee) hereby submits this Monthly Operating            x
      Report on the Accrual Basis of accounting (or if checked here                 -----------
      the Office  of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

      Dollars reported in $1
                          --


                                          END OF CURRENT        END OF PRIOR    AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE           MONTH                 MONTH           FILING
                                              -----                 -----           ------

      a.  Current Assets                    $ 8,065,275         $ 8,708,846
                                            -----------         -----------
      b.  Total Assets                      $ 8,263,739         $ 8,945,282
                                            -----------         -----------     ---------------
      c.  Current Liabilities               $ 6,046,103         $ 6,046,104
                                            -----------         -----------
      d.  Total Liabilities                 $46,914,462         $46,914,463
                                            -----------         -----------     ---------------

                                                                                                                CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                   CURRENT MONTH    PRIOR MONTH      (CASE TO DATE)

      a.  Total Receipts                                                      $    21,660     $    35,538      $18,770,124
                                                                              -----------     -----------      -----------
      b.  Total Disbursements                                                 $   132,755     $   686,750      $17,717,894
                                                                              -----------     -----------      -----------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($  111,095)    ($  651,212)     $ 1,052,230
                                                                              -----------     -----------      -----------
      d.  Cash Balance Beginning of Month                                     $ 5,703,391     $ 6,354,604      $ 6,354,604
                                                                              -----------     -----------      -----------
      e.  Cash Balance End of Month (c + d)                                   $ 5,592,296     $ 5,703,391      $ 5,592,296
                                                                              -----------     -----------      -----------



                                                                                                     CUMULATIVE
                                                                  CURRENT MONTH    PRIOR MONTH      (CASE TO DATE)

4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS              ($  164,067)     ($  746,750)     ($8,036,217)
                                                                  -----------      -----------      -----------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                 $   580,640      $   580,640
                                                                  -----------      -----------
6.    POST-PETITION LIABILITIES                                   $ 6,046,103      $ 6,046,104
                                                                  -----------      -----------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)      $         0      $         0
                                                                  -----------      -----------


AT THE END OF THIS REPORTING MONTH:                                                                        YES      NO
                                                                                                           ---      --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                           X
      course to secured creditors or lessors? (if yes, attach listing including date of                     --      --
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of             X
      payment, amount of payment and name of payee)                                                        --      --

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                        X
                                                                                                           --      --
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                X
      attach listing including date of payment, amount and reason for payment, and name of payee)          --      --
12.   Is the estate insured for replacement cost of assets and for general liability?                               X
                                                                                                           --      --
13.   Are a plan and disclosure statement on file?                                                                  X
                                                                                                           --      --
14.   Was there any post-petition borrowing during this reporting period?                                           X
                                                                                                           --      --
15.   Check if paid: Post-petition taxes          ;     U.S. Trustee  Quarterly Fees                X
                                                                                                    --
      Check if filing is current for: Post-petition tax reporting and tax returns:                  X
                                                                                                    --
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 3/14/03                                             /s/ JOHN BARRATT
      -------                                             ----------------------
                                                          Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 2/28/2003

                                                               FROM SCHEDULES    MARKET VALUE

ASSETS

     CURRENT ASSETS

   1     Cash and cash equivalents - unrestricted                                   $5,592,296
                                                                                     ----------
   2     Cash and cash equivalents - restricted                                     $        0
                                                                                     ----------
   3     Accounts receivable (net)                                A                 $  580,640
                                                                                     ----------
   4     Inventory                                                B                 $        0
                                                                                     ----------
   5     Prepaid expenses                                                           $   35,583
                                                                                     ----------
   6     Professional retainers                                                     $        0
                                                                                     ----------
   7     Other: Deposits                                                            $  452,849
                                                                                     ----------
   8            Travel Advance                                                      $        0
                                                                                     ----------
                Digital River Shares (156,337 @ $8.98)                              $1,403,906
                                                                                     ----------
   9     TOTAL CURRENT ASSETS                                                       $8,065,275
                                                                                     ----------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

  10     Real property                                            C                 $        0
                                                                                     ----------
  11     Machinery and equipment                                  D                 $  187,464
                                                                                     ----------
  12     Furniture and fixtures                                   D                 $        0
                                                                                     ----------
  13     Office equipment                                         D                 $        0
                                                                                     ----------
  14     Leasehold improvements                                   D                 $        0
                                                                                     ----------
  15     Vehicles                                                 D                 $   11,000
                                                                                     ----------
  16     Other - Computer Software                                D                 $        0
                                                                                     ----------
  17                                                              D
         ------------------------                                                    ----------
  18                                                              D
         ------------------------                                                    ----------
  19                                                              D
         ------------------------                                                    ----------
  20                                                              D
         ------------------------                                                    ----------

  21     TOTAL PROPERTY AND EQUIPMENT                                                $  198,464

         OTHER ASSETS                                                                ----------

  22     Loans to shareholders                                                       $        0
                                                                                     ----------
  23     Loans to affiliates                                                         $        0
                                                                                     ----------
  24     Non-current deposits                                                        $        0
                                                                                     ----------
  25
         ------------------------                                                    ----------
  26
         ------------------------                                                    ----------
  27
         ------------------------                                                    ----------
  28 TOTAL OTHER ASSETS                                                              $        0
                                                                                     ----------
  29 TOTAL ASSETS                                                                    $8,263,739
                                                                                     ==========

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

     POST-PETITION


      CURRENT LIABILITIES

   30       Salaries and wages                                                                                           $0
                                                                                                              -------------
   31       Payroll taxes                                                                                                $0
                                                                                                              -------------
   32       Real and personal property taxes                                                                             $0
                                                                                                              -------------
   33       Income taxes                                                                                                 $0
                                                                                                              -------------
   34       Sales taxes                                                                                                  $0
                                                                                                              -------------
   35       Notes payable (short term)                                                                                   $0
                                                                                                              -------------
   36       Accounts payable (trade)                                                          A                  $5,055,608
                                                                                                              -------------
   37       Real property lease arrearage                                                                          $201,656
                                                                                                              -------------
   38       Personal property lease arrearage                                                                            $0
                                                                                                              -------------
   39       Accrued professional fees                                                                                    $0
                                                                                                              -------------
   40       Current portion of long-term post-petition debt (due within 12 months)                                       $0
                                                                                                              -------------
   41       Other:       Accrued employee expenses                                                                  $15,288
                                                                                                              -------------
   42       Accrued interest expense                                                                               $773,551
                                                                                                              -------------
   43       Deferred revenue                                                                                             $0
                                                                                                              -------------
   44   TOTAL CURRENT LIABILITIES                                                                                $6,046,103
                                                                                                              -------------
   45       Long-Term Post-Petition Debt, Net of Current Portion                                                         $0
                                                                                                              -------------
   46   TOTAL POST-PETITION LIABILITIES                                                                          $6,046,103
                                                                                                              -------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   47       Secured claims                                                                    F                          $0
                                                                                                              -------------
   48       Priority unsecured claims                                                         F                          $0
                                                                                                              -------------
   49       General unsecured claims                                                          F                 $40,868,359
                                                                                                              -------------
   50   TOTAL PRE-PETITION LIABILITIES                                                                          $40,868,359
                                                                                                              -------------
   51   TOTAL LIABILITIES                                                                                       $46,914,462
                                                                                                              -------------
       EQUITY (DEFICIT)

   52       Retained Earnings/(Deficit) at time of filing                                                    ($319,081,002)
                                                                                                              -------------
   53       Capital Stock                                                                                      $303,488,282
                                                                                                              -------------
   54       Additional paid-in capital                                                                                   $0
                                                                                                              -------------
   55       Cumulative profit/(loss) since filing of case                                                      ($8,036,217)
                                                                                                              -------------
   56       Post-petition contributions/(distributions) or (draws)                                                       $0
                                                                                                              -------------
   57       Net unrealized gain (loss) on Investment                                                               $156,057
                                                                                                              -------------
   58       Market value adjustment                                                                           ($15,177,843)
                                                                                                              -------------
   59   TOTAL EQUITY (DEFICIT)                                                                                ($38,650,723)
                                                                                                              -------------

   60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                   $8,263,739
                                                                                                                 ==========



                         SCHEDULES TO THE BALANCE SHEET

                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                     ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE       PAST DUE
                                                     [PRE AND POST PETITION]     [POST PETITION]   POST PETITION DEBT

RECEIVABLES AND PAYABLES AGINGS

0 -30 Days                                                         $     0           $5,055,608
                                                     -----------------------    ---------------
31-60 Days                                                         $     0
                                                     -----------------------    ---------------
61-90 Days                                                                                         $                0
                                                     -----------------------    ---------------    ------------------
91+ Days                                                           $580,640
                                                     -----------------------    ---------------
Total accounts receivable/payable                                  $580,640          $5,055,608
                                                     -----------------------    ================
Allowance for doubtful accounts                                    $      0
                                                     -----------------------
Accounts receivable (net)                                          $580,640
                                                     =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD

                                               INVENTORY(IES)
                                                 BALANCE AT
                                                END OF MONTH    Inventory Beginning of Month                                      $0
                                               ------------                                                               ----------
                                                                    Add -
  Retail/Restaurants -                                                Net purchase                                                $0
                                                                                                                          ----------
    Product for resale                                                Direct labor
                                                                                                                          ----------
                                                                      Manufacturing overhead
                                                                                                                          ----------
  Distribution -                                                      Freight in
                                                                                                                          ----------
    Products for resale                                    $0         Other:
                                              ---------------                                                             ----------
                                                                    Deferred COGS                                                 $0
                                                                                                                          ----------
  Manufacturer -                                                    Misc Charges (i.e. fulfillment costs,
                                                                      credit card fees)                                           $0
                                                                                                                          ----------
    Raw Materials                             ---------------

    Work-in-progress                          ---------------       Less -
    Finished goods                            ---------------        Inventory End of Month                                       $0
                                                                                                                          ----------
                                                                      Shrinkage (obsolete)                                        $0
  Other - Explain                             ---------------         Personal Use
  ----------------------------                                                                                            ----------
  ----------------------------                                      COST OF GOODS SOLD                                            $0
                                                                                                                          ==========
  TOTAL                                                    $0
                                              ===============
  METHOD OF INVENTORY CONTROL                                       Inventory Valuation Methods

  Do you have a functioning perpetual
    inventory system?                                               Indicate by a checkmark method
    Yes  x                  No                                        of inventory used.
        --------               ---
                                                                    Valuation methods -
  How often do you take a complete
    physical inventory?                                                 FIFO cost
                                                                                                            ---------
    Weekly                                                              LIFO cost
                        ---------                                                                           ---------
    Monthly                                                             Lower of cost or market
                        ---------                                                                           ---------
    Quarterly                                                           Retail method
                        ---------                                                                           ---------
    Semi-annually                                                       Other                               x
                        ---------                                                                           ---------
    Annually            x                                                Explain
                        ---------
Date of last physical inventory was           11/30/2001 0:00       Perpetual
                                              ---------------      --------------------------------------
Date of next physical inventory is
                                                                   --------------------------------------

                                              ---------------      --------------------------------------

                                   SCHEDULE C

                                  REAL PROPERTY


DESCRIPTION                                                   COST                     MARKET VALUE
-----------                                                   ----                     ------------

-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
TOTAL                                                        $0                                 $0
                                                             ==                                 ==

                                   SCHEDULE D

                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                      COST         MARKET VALUE
-----------                                                                      ----         ------------

MACHINERY & EQUIPMENT -

      Computers, Laptops, Servers, Dataports, Routers                         $11,436,212         $187,464
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      TOTAL                                                                   $11,436,212         $187,464
                                                                              ===========         ========

FURNITURE & FIXTURES -

      Cubicles, Workstations, Chairs, Tables                                  $ 1,237,837         $      0
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      TOTAL                                                                   $ 1,237,837         $      0
                                                                              ===========         ========
OFFICE EQUIPMENT -

      Phone Systems, Fax Machines                                             $   399,374         $      0
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------

      TOTAL                                                                   $   399,374         $      0
                                                                              ===========         ========
LEASEHOLD IMPROVEMENTS -

      Security Systems, Repairs, Sign, Electrical Services                    $   939,792         $      0
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      TOTAL                                                                   $   939,792         $      0
                                                                              ===========         ========
VEHICLES -

      Ford Van                                                                $    29,006         $ 11,000
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      -------------------------------------------------------------------     -----------         --------
      TOTAL                                                                   $    29,006         $ 11,000
                                                                              ===========         ========

COMPUTER SOFTWARE - OTHER -

      Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                      $ 4,416,137         $      0
     --------------------------------------------------------------------     -----------         --------
      Construction in Progress  - Enterprise License Maint Agreement, SAP     $ 3,098,668         $      0
     --------------------------------------------------------------------     -----------         --------
     --------------------------------------------------------------------     -----------         --------
      TOTAL                                                                   $ 7,514,805         $      0

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                   0-30 DAYS         31-60 DAYS           61-90 DAYS              91+ DAYS      TOTAL
                                   ---------         ----------           ----------              --------      -----

TAXES PAYABLE
FEDERAL

       Income Tax Withholding             $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       FICA - Employee                    $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       FICA - Employer                    $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Unemployment (FUTA)                $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Income                             $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Other (Attach List)                $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
TOTAL FEDERAL TAXES                       $0                 $0                   $0                    $0        $0
                                   ---------         ----------           ----------              --------      -----
STATE AND LOCAL
       Income Tax Withholding             $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Unemployment (UT)                  $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Disability Insurance (DI)          $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Empl. Training Tax (ETT)           $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Sales                              $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Excise                             $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Real property                      $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Personal property                  $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Income                             $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
       Other (Attach List)                $0                                                                      $0
                                   ---------         ----------           ----------              --------      -----
TOTAL STATE & LOCAL TAXES                 $0                 $0                   $0                    $0        $0
                                   ---------         ----------           ----------              --------      -----
TOTAL TAXES                               $0                 $0                   $0                    $0        $0
                                   =========         ==========           ==========              ========      =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                                               CLAIMED             ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                     AMOUNT            AMOUNT (B)
                                                                                                ------            ----------
       Secured claims  (a)                                                                          $0                    $0
                                                                                           -----------           -----------
       Priority claims other than taxes                                                             $0                    $0
                                                                                           -----------           -----------
       Priority tax claims                                                                          $0                    $0
                                                                                           -----------           -----------
       General unsecured claims                                                            $40,868,359           $40,868,359
                                                                                           -----------           -----------

       (a)     List total amount of claims even it under secured.                          -----------

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                 ACCOUNT 1          ACCOUNT 2           ACCOUNT 3            ACCOUNT 4
                                                 ---------          ---------           ---------            ---------

Bank                                         Merrill Lynch        Merrill Lynch      ABN Amro - Euro      ABN Amro - Pound
Account Type                                 Checking             Checking           Checking             Checking
Account No.                                  881-07A44            881-07A45          004514670220                 40042375
Account Purpose                              Depository           Depository         Depository           Depository
Balance, End of Month                                  $47,799         $416,360              $50,488               $35,604
                                             -----------------    -------------      ---------------      ----------------
Total Funds on Hand for all Accounts                $5,592,296
                                                    ==========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                      ACCOUNT 5              ACCOUNT 6              ACCOUNT 7              ACCOUNT 8
                                      ---------              ---------              ---------              ---------

Bank                               ABN Amro - CAD         ABN Amro - USD        Scotia Bank             Wells Fargo Concentration
                                   -------------------    ----------------      -------------------     -------------------------
Account Type                       Checking               Checking              Checking                Checking
                                   -------------------    ----------------      -------------------     -------------------------
Account No.                        460131877591           451046702241           800021021818                          4761063908
                                   -------------------    ----------------      -------------------     -------------------------
Account Purpose                    Depository             Depository            Depository              Operating
                                   -------------------    ----------------      -------------------     -------------------------
Balance, End of Month                     $18,221                     $0               $38,045                         $5,042,110
                                   -------------------    ----------------      -------------------     -------------------------

                                        ACCOUNT 9            ACCOUNT 10             ACCOUNT 11               ACCOUNT 12
                                        ---------            ----------             ----------               ----------
Bank                               Wells Fargo Payroll    Wells Fargo AP        Wells Fargo Secured     Merrill Lynch Trust Fund
                                   -------------------    ----------------      -------------------     -------------------------
Account Type                       Checking               Checking              Checking                Checking
                                   -------------------    ----------------      -------------------     -------------------------
Account No.                        4761063924             4174685024
                                   -------------------    ----------------      -------------------     -------------------------
Account Purpose                    Payroll                Accounts Payable      Depository              Depository
                                   -------------------    ----------------      -------------------     -------------------------
Balance, End of Month                         ($6,418)          ($50,054)                       $0                             $0
                                   -------------------    ----------------      -------------------     -------------------------

                                        ACCOUNT 13

Bank                               Petty Cash
                                   -------------------
Account Type                       Cash
                                   -------------------
Account No.
                                   -------------------
Account Purpose                    Cash
                                   -------------------
Balance, End of Month                            $143
                                   ===================

                            STATEMENT OF OPERATIONS

                            (GENERAL BUSINESS CASE)

                          For the Month ended 2/28/03
                                        --------------


   CURRENT MONTH

ACTUAL            FORECAST          VARIANCE                                                              CUMULATIVE     NEXT MONTH
                                                                                                        (CASE TO DATE)      FORECAST
                                                         REVENUES:
                                             $0      1   Gross Sales                                                $0
------------    ------------    ----------------                                                        --------------   -----------
                                             $0      2   less: Sales Returns & Allowances                           $0
------------    ------------    ----------------                                                        --------------   -----------
         $0              $0                  $0      3   Net Sales                                         $39,391,855           $0
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0      4   less: Cost of Goods Sold  (Schedule 'B')          $37,668,400
------------    ------------    ----------------                                                        --------------   -----------
         $0              $0                  $0      5   Gross Profit                                       $1,723,455           $0
------------    ------------    ----------------                                                        --------------   -----------
     $1,594                              $1,594      6   Interest                                              $56,892
------------    ------------    ----------------                                                        --------------   -----------

         $0                                  $0      7   Other Income:    Gain on Disposal of Business      $2,304,098
------------    ------------    ----------------                          --------------------------------------------   -----------
         $0                                  $0      8 Gain on Sale of Asset                                  $957,927
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0      9                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                                                                                                    $0
------------    ------------                                                                            --------------   -----------
     $1,594              $0              $1,594      10      TOTAL REVENUES                                 $5,042,372           $0
------------    ------------    ----------------                                                        --------------   -----------
                                                         EXPENSES:
    $23,773                            ($23,773)    11   Compensation to Owner(s)/Officer(s)                  $384,770
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     12   Salaries                                           $4,371,988
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     13   Commissions                                          $251,319
------------    ------------    ----------------                                                        --------------   -----------
    $18,425                            ($18,425)    14   Contract Labor                                       $170,064
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     15   Rent/Lease:                                                $0
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     16       Real Property                                    $696,453
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     17   Insurance                                            $539,189
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     18   Management Fees                                            $0
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     19   Depreciation                                         $542,192
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     20   Taxes:                                               $251,268
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     21       Real Property Taxes                               $22,720
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     22       Other Taxes                                          $566
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     23   Other Selling                                        $968,063
------------    ------------    ----------------                                                        --------------   -----------
   $123,464                           ($123,464)    24   Other Administrative                               $4,076,135
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     25   Interest                                             $805,761
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     26   Other Expenses:                                      ($33,150
------------    ------------    ----------------                          --------------------------------------------   -----------
                                             $0     27                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0     28                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0     29                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0     30                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0     31                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0     32                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0     33                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
                                             $0     34                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
------------    ------------    ----------------                                                        --------------   -----------
   $165,662              $0           ($165,662)    35       TOTAL EXPENSES                                $13,047,339        $0
------------    ------------    ----------------                                                        --------------   -----------
------------    ------------    ----------------                                                        --------------   -----------
  ($164,067)             $0           ($164,067)    36 SUBTOTAL                                           ($8,004,967)          $0
------------    ------------    ----------------                                                        --------------   -----------
------------    ------------    ----------------                                                        --------------   -----------
                                             $0     37 REORGANIZATION ITEMS:
------------    ------------    ----------------                                                        --------------   -----------
                                             $0     38   Provisions for Rejected Executory Contracts                $0
------------    ------------    ----------------                                                        --------------   -----------
                                             $0     39   Interest Earned on Accumulated Cash from                   $0
------------    ------------    ----------------                                                        --------------   -----------
                                                         Resulting Chp 11 Case                                      $0
                                                                                                        --------------
                                             $0     40   Gain or (Loss) from Sale of Equipment                      $0
------------    ------------    ----------------                                                        --------------   -----------
         $0                                  $0     41   U.S. Trustee Quarterly Fees                           $31,250
------------    ------------    ----------------                                                        --------------   -----------
                                             $0     42                                                              $0
------------    ------------    ----------------       ---------------------------------------------------------------   -----------
------------    ------------    ----------------                                                        --------------    ----------
         $0              $0                  $0     43        TOTAL REORGANIZATION ITEMS                       $31,250           $0
------------    ------------    ----------------                                                        --------------   -----------
------------    ------------    ----------------                                                        --------------   -----------
  ($164,067)             $0           ($164,067)    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($8,036,217)          $0
------------    ------------    ----------------                                                        --------------   -----------
                                             $0     45   Federal & State Income Taxes
------------    ------------    ----------------                                                        --------------   -----------
------------    ------------                                                                            --------------   -----------
  ($164,067)             $0           ($164,067)    46 NET PROFIT (LOSS)                                  ($8,036,217)          $0
============    ============    ================                                                        ==============  ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED 02/28/03
                                              --------------

                                                                   ACTUAL          CUMULATIVE
                                                                 CURRENT MONTH    (CASE TO DATE)
                                                                 -------------    --------------

     CASH RECEIPTS

  1     Rent/Leases Collected                                    $         0      $ 1,166,418
                                                                 -----------      -----------
  2     Cash Received from Sales                                 $         0      $14,996,966
                                                                 -----------      -----------
  3     Interest Received                                        $     1,594      $    61,224
                                                                 -----------      -----------
  4     Borrowings                                               $         0      $         0
                                                                 -----------      -----------
  5     Funds from Shareholders, Partners, or Other Insiders     $         0      $         0
                                                                 -----------      -----------
  6     Capital Contributions                                    $         0      $         0
                                                                 -----------      -----------
  7     Non AR Receipts                                          $         0      $   130,634
        ----------------------------------------------------     -----------      -----------
  8     Cash Collected on Behalf of Digital River                $         0      $   446,796
        ----------------------------------------------------     -----------      -----------
  9     Softchoice                                               $         0      $ 1,639,119
        ----------------------------------------------------     -----------      -----------
 10     Cash received from the Sale of Assets                    $    20,065      $   178,967
        ----------------------------------------------------     -----------      -----------
 11     Deposit refund                                           $         0      $   150,000
        ----------------------------------------------------     -----------      -----------

                                                                 -----------      -----------
 12     TOTAL CASH RECEIPTS                                      $    21,660      $18,770,124
                                                                 -----------      -----------

     CASH DISBURSEMENTS

 13     Payments for Inventory                                   $         0      $ 7,003,765
                                                                 -----------      -----------
 14     Selling                                                  $         0      $   202,015
                                                                 -----------      -----------
 15     Administrative                                           $    96,539      $ 1,894,647
                                                                 -----------      -----------
 16     Capital Expenditures                                     $         0      $         0
                                                                 -----------      -----------
 17     Principal Payments on Debt                               $         0      $         0
                                                                 -----------      -----------
 18     Interest Paid                                            $         0      $         0
                                                                 -----------      -----------
        Rent/Lease:                                                               $         0
                                                                                  -----------
 19             Personal Property                                $         0
                                                                 -----------      -----------
 20             Real Property                                    $         0      $ 1,808,210
                                                                 -----------      -----------
        Amount Paid to Owner(s)/Officer(s)                                        $         0
                                                                                  -----------
 21             Salaries                                         $    12,836      $   479,770
                                                                 -----------      -----------
 22             Draws                                            $         0      $         0
                                                                 -----------      -----------
 23             Commissions/Royalties                            $         0      $         0
                                                                 -----------      -----------
 24             Expense Reimbursements                           $    12,443      $   170,852
                                                                 -----------      -----------
 25             Other - Subcontractor Labor                      $         0      $ 1,194,415
                                                                 -----------      -----------
 26     Salaries/Commissions (less employee withholding)         $         0      $ 2,075,520
                                                                 -----------      -----------
 27     Management Fees                                                           $         0
                                                                 -----------      -----------
        Taxes:                                                                    $         0
                                                                                  -----------
 28             Employee Withholding                             $     9,248      $ 1,305,162
                                                                 -----------      -----------
 29             Employer Payroll Taxes                           $     1,689      $   260,773
                                                                 -----------      -----------
 30             Real Property Taxes                                               $         0
                                                                 -----------      -----------
 31             Other Taxes                                      $         0      $    17,511
                                                                 -----------      -----------
 32     Other Cash Outflows:                                                      $         0
                                                                 -----------      -----------
 33             Deposits                                         $         0      $   201,085
                ---------------------------------------------    -----------      -----------
 34             Prepetition payments                             $         0      $    81,466
                ---------------------------------------------    -----------      -----------
 35             401k                                             $         0      $   232,064
                ---------------------------------------------    -----------      -----------
 36             Employee benefits                                $         0      $   467,664
                ---------------------------------------------    -----------      -----------
 37             Payments made to Digital River                   $         0      $   322,974
                ---------------------------------------------    -----------      -----------
                                                                 $         0      $   640,023
                                                                 -----------      -----------
                                                                 -----------      -----------
 38     TOTAL CASH DISBURSEMENTS:                                $   132,755      $17,717,894
                                                                 -----------      -----------
                                                                 -----------      -----------
 39     NET INCREASE (DECREASE) IN CASH                          ($  111,095)     $ 1,052,230
                                                                 -----------      -----------

                                                                 -----------      -----------
 40     CASH BALANCE, BEGINNING OF PERIOD                        $ 5,703,391     $ 5,180,090
                                                                 -----------      -----------

                                                                 -----------      -----------
 41     CASH BALANCE, END OF PERIOD                              $ 5,592,296      $ 6,232,319
                                                                 ===========      ===========